SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 12, 2000

                            CHELL GROUP CORPORATION.
               ..................................................
             (Exact name of registrant as specified in its charter)

NEW YORK                           005-524525                     112805051
 ................................................................................
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)              Identification No.)

               14 METEOR DRIVE, ETOBICOKE, ONTARIO CANADA, M9W 1A4
           ...........................................................
               (Address of principal executive offices)   (Zip Code)

   Registrant's telephone number, including area code........... 416 675-6666

                              NETWORKS NORTH, INC.
               ...................................................
         (Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certifying Accountant

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      On October 12, 2000, Ernst & Young LLP ("E&Y"), the independent accountants who were engaged as the principal accountants to audit the financial statements of Chell Group Corporation (the "Registrant"), resigned as the Registrant's certifying accountants.

      E&Y's report on the Registrant's financial statements for the past two years contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

      During the Registrant's two most recent fiscal years and during the subsequent interim period preceding E&Y's resignation, the Registrant had no disagreement with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      The facts and circumstances that relate to E&Y's resignation, as far as they are known to the Registrant, are as follows:

      E&Y has served as the Registrant's certifying accountant since 1995. E&Y orally informed the Registrant that pursuant to E&Y's internal rules, E&Y will resign as the Registrant's certifying accountant since it was unwilling and therefore unable to rely upon the representations of Mr. Cameron Chell, the Registrant's President and Chief Executive Officer, due to the existence of a Settlement Agreement dated November 6, 1998, between Cameron Chell, and the Alberta Stock Exchange (the "Settlement Agreement"). On April 3, 2000, the Registrant's board of directors appointed Mr. Chell as a director and elected him as its Chair; on April 3, 2000, Chell.com. Ltd., a corporation wholly-owned by Mr. Chell, purchased

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approximately 16% of the Registrant's issued and outstanding common stock; and
on April 7, 2000, the Registrant advised E&Y of the existence of the Settlement Agreement. Pursuant to the Settlement Agreement, Mr. Chell acknowledged the existence of certain facts that occurred during 1996 and 1997 while Mr. Chell was a registered representative in Alberta, Canada, licensed by the Alberta Securities Commission, and he agreed to certain restrictions imposed by the Alberta Stock Exchange and to pay a CN$25,000 civil fine.

      On October 17 2000, the Registrant delivered a copy of this Report on Form 8-K to E&Y, and requested E&Y to furnish the Registrant with a letter addressed to Securities and Exchange Commission stating whether or not E&Y agrees with the statements made by the Registrant in response to this Item 4, and, if it does not agree, stating in the respects in which E&Y does not agree. A copy of the response letter of E&Y is attached hereto as Exhibit "16."

      The Registrant is presently interviewing other accounting firms to act as its certifying accountant. The Registrant will not place any limitations on communications between E&Y and its successor certifying accountants.

Item 7. Exhibits

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(16) Letter from Ernst & Young LLP dated October 18, 2000

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Chell Group Corporation f/k/a
                                       Networks North Inc.

                                       a New York Corporation


Date: October 18, 2000                 By: /s/Cameron Chell
                                           -------------------------------------
                                           Cameron Chell, President & CEO

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                                  EXHIBIT INDEX
Exhibit
Number           Description of Exhibit
------           ----------------------

16               Letter from Ernst & Young LLP dated October 18, 2000